UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021 (May 6, 2021)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 6, 2021, At Home Group Inc., a Delaware corporation (“At Home” or the “Company”), issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), made and entered into as of May 6, 2021, by and among At Home, Ambience Parent, Inc., a Delaware corporation (“Parent”) and Ambience Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into At Home (the “Merger”), with At Home surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of investment funds advised by Hellman & Friedman LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by an affiliate of Hellman & Friedman LLC. In connection with the proposed Merger, the Company will file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement and other relevant documents. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s Web site at http://www.sec.gov. The proxy statement and such other documents once filed by the Company with the SEC may also be obtained for free from the Investor Relations section of the Company’s web site (http://investor.athome.com/) or by directing a request to: the Company, 1600 East Plano Parkway, Plano, Texas, 75074, Attention: Investor Relations. Copies of documents filed by the Company with the SEC may also be obtained for free at the SEC’s Web site at http://www.sec.gov.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information about the Company’s executive officers and directors is set forth in the Company’s Annual Report on Form 10-K, which was filed by the Company with the SEC on March 24, 2021, and the proxy statement for the Company’s 2021 annual meeting of stockholders, which was filed with the SEC by the Company on May 4, 2021. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the proposed Merger by reading the preliminary and definitive proxy statement regarding the proposed Merger when each such document is filed with the SEC. When available, you may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statements Regarding Forward-Looking Information

This document contains forward-looking statements made pursuant to and within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate”, “are confident”, “assume”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “look ahead”, “look forward”, “may”, “might”, “on track”, “outlook”, “plan”, “potential”, “predict”, “reaffirm”, “seek”, “should”, “trend”, “will”, or “vision”, or the negative thereof or comparable terminology regarding future events or conditions. The forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond its control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

Forward-looking statements are subject to significant known and unknown risks and uncertainties that may cause actual results, performance or achievements in future periods to differ materially from those assumed, projected or contemplated in the forward-looking statements, including, but not limited to, the following factors: the ongoing global COVID-19 pandemic and related challenges, risks and uncertainties, including historical and potential future measures taken by governmental and regulatory authorities (such as requiring store closures), which have significantly disrupted the Company’s business, employees, customers and global supply chain, and for a period of time, adversely impacted its financial condition (including resulting in goodwill impairment) and financial performance, and which disruption and adverse impacts may continue in the future; the recent and ongoing direct and indirect adverse impacts of the global COVID-19 pandemic to the global economy and retail industry; the eventual timing and duration of economic stabilization and recovery from the COVID-19 pandemic, which depends largely on future developments; general economic conditions in the United States and globally, including consumer confidence and spending, and any changes to current favorable macroeconomic trends of strong home sales, nesting and de-urbanization (which were enhanced and accelerated due to COVID-19, and may not continue upon a successful vaccine rollout in significant numbers that impacts consumer behavior); the Company’s indebtedness and its ability to increase future leverage, as well as limitations on future sources of liquidity, including debt covenant compliance; the Company’s ability to implement its growth strategy of opening new stores, which was suspended for fiscal 2021 (with the exception of stores that were at or near completion) and, while ramping significantly, will be limited in the near term; the Company’s ability to effectively obtain, manage and allocate inventory, and satisfy changing consumer preferences; increasing freight and transportation costs (including the adverse effects of international equipment shortages) and increasing commodity prices; the Company’s reliance on third-party vendors for a significant portion of its merchandise, including supply chain disruption matters and international trade regulations (including tariffs) that have, and may continue to, adversely impact many international vendors; the loss or disruption to operating the Company’s distribution network; significant competition in the fragmented home décor industry, including increasing e-commerce; the implementation and execution of the Company’s At Home 2.0 and omnichannel strategies and related investments; natural disasters and other adverse impacts on regions in the United States where the Company has significant operations; the Company’s success in obtaining favorable lease terms and of its sale-leaseback strategy; the Company’s reliance on the continuing growth and utility of its loyalty program; the Company's ability to attract, develop and retain employee talent and to manage labor costs; the disproportionate impact of its seasonal sales activity to its overall results; risks related to the loss or disruption of the Company’s information systems and data and its ability to prevent or mitigate breaches of its information security and the compromise of sensitive and confidential data; the Company’s ability to comply with privacy and other laws and regulations, including those associated with entering new markets; and the significant volatility of the trading price of the Company’s common stock; the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed Merger may not be satisfied, such that the proposed Merger will not close or that the closing may be delayed; general economic conditions; the proposed Merger may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the proposed Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that the Company files with the SEC. You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date hereof or the date otherwise specified herein. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits:

Exhibit Number	Description

99.1	Press release dated May 6, 2021, announcing the entry into the Merger Agreement.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: May 6, 2021	By:	/s/ MARY JANE BROUSSARD
		Name:	Mary Jane Broussard
		Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

Exhibit 99.1

At Home Group Inc. to be Acquired by Hellman & Friedman for $2.8 Billion

At Home Stockholders to Receive $36.00 Per Share in Cash

PLANO, Texas – May 6, 2021 – At Home Group Inc. (NYSE: HOME), the home décor superstore, today announced that it has entered into a definitive agreement to be acquired by funds affiliated with Hellman & Friedman (H&F), a premier global private equity firm, in an all-cash transaction valued at $2.8 billion, including the assumption of debt.

Under the terms of the agreement, At Home stockholders will receive $36.00 per share in cash, which represents a premium of approximately 17% to the Company's closing stock price of $30.67 on May 4, 2021, the last trading day prior to media speculation regarding a possible transaction, and a premium of approximately 25% to the 30-day volume weighted average share price.

Phil Francis, At Home’s Lead Independent Director and Chair of the Special Committee of the Board of Directors, said “After a thorough evaluation and diligent and thoughtful deliberations in consultation with our independent advisors, we are pleased to reach this agreement, which provides stockholders with immediate and substantial value for their investment. The Special Committee and the Board considered the current state of the business, its outlook and opportunities, and believe this transaction is the optimal path forward and in the best interest of our stockholders.”

Lee Bird, Chairman and Chief Executive Officer of At Home, said, “As we enter the next chapter for our company, H&F is the ideal partner to advance our At Home 2.0 long term strategy. Together with H&F, we will have the resources and flexibility to provide our customers with a differentiated experience that meets their evolving needs. This transaction is a testament to the achievements of our team members, and I would like to thank each of them for all they do each day to contribute to the success of At Home.”

Erik Ragatz, Partner at H&F, said, “As the leading value retailer of home décor offering unmatched breadth and depth of product assortment at everyday low prices, At Home is well positioned to continue its long track record of store expansion and growth. At Home’s differentiated, low-cost operating model is disruptive to the traditional home channels and provides a strong opportunity for market share gain. This acquisition is consistent with Hellman & Friedman’s strategy to invest in market-leading businesses with substantial runway for growth, and we are looking forward to partnering with At Home’s talented management team to help capture the significant market opportunity in front of the Company.”

Approvals and Timing

The transaction was negotiated on behalf of At Home by a Special Committee of its Board of Directors composed entirely of independent directors with the assistance of independent financial and legal advisors. Following the Special Committee's unanimous recommendation, At Home’s Board of Directors unanimously approved the merger agreement and has recommended that At Home’s stockholders adopt and approve the merger agreement and the transaction.

The transaction is expected to close in the third quarter of calendar year 2021, subject to the satisfaction of customary closing conditions, including the approval of At Home’s stockholders and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The transaction is not subject to a financing condition. Upon completion of the transaction, At Home will become a privately-held company and At Home’s shares will no longer trade on The New York Stock Exchange.

Under the terms of the agreement, At Home may solicit alternative acquisition proposals from third parties during a 40-day “go-shop” period following the date of execution of the merger agreement. There can be no assurances that the “go-shop” will result in a superior proposal. At Home does not intend to disclose developments related to the solicitation process until it determines whether such disclosure is appropriate or is otherwise required. The agreement provides H&F with a customary right to match any superior proposal.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Fried, Frank, Harris, Shriver & Jacobson LLP as legal counsel to the Special Committee. Guggenheim Partners LLC is serving as financial advisor and Simpson Thacher & Bartlett LLP as legal counsel to Hellman & Friedman.

About At Home

At Home (NYSE: HOME), the home decor superstore, offers up to 50,000 on-trend home products to fit any budget or style, from furniture, mirrors, rugs, art and housewares to tabletop, patio and seasonal decor. At Home is headquartered in Plano, Texas, and currently operates 226 stores in 40 states. For more information, please visit us online at investor.athome.com.

About Hellman & Friedman

Hellman & Friedman is a preeminent global private equity firm with a distinctive investment approach focused on large-scale equity investments in high quality growth businesses. H&F seeks to partner with world-class management teams where its deep sector expertise, long-term orientation and collaborative partnership approach enable companies to flourish. H&F targets outstanding businesses in select sectors including software & technology, financial services, healthcare, consumer & retail, and other business services.

Since its founding in 1984, H&F has invested in over 100 companies. The firm is currently investing its ninth fund, with $16.5 billion of committed capital, and has over $60 billion in assets under management as of December 31, 2020. Learn more about H&F’s defining investment philosophy and approach to sustainable outcomes at www.hf.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of At Home Group Inc. (the “Company”) by an affiliate of Hellman & Friedman. In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement and other relevant documents. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s Web site at http://www.sec.gov. The proxy statement and such other documents once filed by the Company with the SEC may also be obtained for free from the Investor Relations section of the Company’s web site (http://investor.athome.com/) or by directing a request to: the Company, 1600 East Plano Parkway, Plano, Texas, 75074, Attention: Investor Relations. Copies of documents filed by the Company with the SEC may also be obtained for free at the SEC’s Web site at http://www.sec.gov.

Participants in Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the Company’s executive officers and directors is set forth in the Company’s Annual Report on Form 10-K, which was filed by the Company with the SEC on March 24, 2021, and the proxy statement for the Company’s 2021 annual meeting of stockholders, which was filed with the SEC by the Company on May 4, 2021. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the proposed merger by reading the preliminary and definitive proxy statement regarding the proposed merger when it is filed with the SEC. When available, you may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to and within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate”, "are confident", "assume", “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “look ahead”, "look forward", “may”, “might”, "on track", "outlook", “plan”, “potential”, “predict”, "reaffirm", “seek”, “should”, "trend", “will”, or “vision”, or the negative thereof or comparable terminology regarding future events or conditions. The forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond its control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

Forward-looking statements are subject to significant known and unknown risks and uncertainties that may cause actual results, performance or achievements in future periods to differ materially from those assumed, projected or contemplated in the forward-looking statements, including, but not limited to, the following factors: the ongoing global COVID-19 pandemic and related challenges, risks and uncertainties, including historical and potential future measures taken by governmental and regulatory authorities (such as requiring store closures), which have significantly disrupted the Company’s business, employees, customers and global supply chain, and for a period of time, adversely impacted its financial condition (including resulting in goodwill impairment) and financial performance, and which disruption and adverse impacts may continue in the future; the recent and ongoing direct and indirect adverse impacts of the global COVID-19 pandemic to the global economy and retail industry; the eventual timing and duration of economic stabilization and recovery from the COVID-19 pandemic, which depends largely on future developments; general economic conditions in the United States and globally, including consumer confidence and spending, and any changes to current favorable macroeconomic trends of strong home sales, nesting and de-urbanization (which were enhanced and accelerated due to COVID-19, and may not continue upon a successful vaccine rollout in significant numbers that impacts consumer behavior); the Company’s indebtedness and its ability to increase future leverage, as well as limitations on future sources of liquidity, including debt covenant compliance; the Company’s ability to implement its growth strategy of opening new stores, which was suspended for fiscal 2021 (with the exception of stores that were at or near completion) and, while ramping significantly, will be limited in the near term; the Company’s ability to effectively obtain, manage and allocate inventory, and satisfy changing consumer preferences; increasing freight and transportation costs (including the adverse effects of international equipment shortages) and increasing commodity prices; the Company’s reliance on third-party vendors for a significant portion of its merchandise, including supply chain disruption matters and international trade regulations (including tariffs) that have, and may continue to, adversely impact many international vendors; the loss or disruption to operating the Company’s distribution network; significant competition in the fragmented home décor industry, including increasing e-commerce; the implementation and execution of the Company’s At Home 2.0 and omnichannel strategies and related investments; natural disasters and other adverse impacts on regions in the United States where the Company has significant operations; the Company’s success in obtaining favorable lease terms and of its sale-leaseback strategy; the Company’s reliance on the continuing growth and utility of its loyalty program; the Company’s ability to attract, develop and retain employee talent and to manage labor costs; the disproportionate impact of its seasonal sales activity to its overall results; risks related to the loss or disruption of the Company’s information systems and data and its ability to prevent or mitigate breaches of its information security and the compromise of sensitive and confidential data; the Company’s ability to comply with privacy and other laws and regulations, including those associated with entering new markets; and the significant volatility of the trading price of the Company’s common stock; the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed merger may not be satisfied, such that the proposed merger will not close or that the closing may be delayed; general economic conditions; the proposed merger may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the proposed merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that the Company files with the SEC. You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date hereof or the date otherwise specified herein. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise.

At Home Contacts

Investor Relations:

Arvind Bhatia, CFA / 972.265.1299 / ABhatia@AtHome.com

Bethany Johns / 972.265.1326 / BJohns@AtHome.com

Media:

Carey Marin / 214.914.1157 / MediaRelations@AtHome.com

Or

Sharon Stern / Adam Pollack / Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449

Hellman & Friedman Media Contacts

Winnie Lerner

+1.917.375.5652

Winnie.Lerner@fgh.com

Honey Debelle

+1.917.209.0797

Honey.Debelle@fgh.com